UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
------------------------------------------------------------------------

FORM 8-K
------------------------------------------------------------------------
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report: May 11, 2015
----------------------------------------------------

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
------------------------------------------------------------------------

FLORIDA	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

ITEM 7.01 REGULATION FD DISCLOSURES

On May 11, 2015, Capstone Companies, Inc., a Florida corporation, (“Company”) issued a press release announcing an investor conference call by Company management to discuss financial results for the fiscal quarter ended March 31, 2015 and the anticipated release of financial results for that fiscal quarter on May 15, 2015.  The conference call will be held on Monday, May 18, 2015 at 10:30 a.m., EST.  The press release is attached hereto as Exhibit 99.1.  Call in information for the conference call is set forth in the press release attached hereto as Exhibit 99.1.  The Company expects to file its Form 10-Q for the fiscal quarter ended March 31, 2015, with the Securities and Exchange Commission on or before May 15, 2015.

In accordance with General Instructions B.2 of Form 8-K, the information furnished pursuant to this Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEMS 9

EXHIBIT NUMBER          EXHIBIT DESCRIPTION

99.1	Text of Capstone Companies, Inc. Press Release, dated May 11, 2015*

*Filed Herein

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date:   May 12, 2015

By: /s/ Stewart Wallach
Stewart Wallach, Chief Executive Officer